Exhibit 32.1

SECTION 1350 CERTIFICATION

OF THE CHIEF EXECUTIVE OFFICER

I, Jeffrey B. Pyatt, Chief Executive Officer of Broadmark Realty Capital Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2021

/s/	Jeffrey B. Pyatt
Jeffrey B. Pyatt
Chief Executive Officer